UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 18, 2008 (September 18, 2008)
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50132	76-0502785
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Clay Street, Suite 3600 Houston, Texas	77002-4109
(Address of principal execute offices)	(Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Sterling Chemicals, Inc. (“Sterling”) reported that preliminary assessments of its Texas City plant revealed no significant structural damage due to Hurricane Ike and efforts are well under way to restore the plant to full production capabilities. Sterling currently expects operations to resume to normal levels during the first week of October assuming restoration of feed and product transportation logistics.
The press release announcing Sterling’s preliminary assessments is included in this Current Report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated September 18, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2008	STERLING CHEMICALS, INC.
	By:	/s/ John V. Genova
John V. Genova
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated September 18, 2008